Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

Note 12. Property, Plant and Equipment

The following table breaks out the property, plant and equipment in further detail:

	December 31,
(Dollars in millions)	2011	2012
Property, plant and equipment
Land and improvements to land	$8	$8
Buildings and building fixtures	51	55
Machinery and equipment	137	159
Software	25	21
Construction in progress	17	9

	238	252
Less: Accumulated depreciation	(120)	(133)

	$118	$119

The property, plant and equipment as of December 31, 2011, excludes our Brake North America and Asia group property, plant and equipment, of $122 million. Depreciation is recognized on a straight-line basis over an asset’s estimated useful life. The depreciation expense from continuing operations was $18 million, $16 million, and $18 million for 2010, 2011, and 2012, respectively.